                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 29, 1998
                                                          --------------

                      Williams Holdings of Delaware, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                     000-20555                     73-1455707
---------------                 -----------               -------------------
(State or other                 (Commission                (I.R.S. Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)


One Williams Center, Tulsa, Oklahoma                            74172
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  918/588-2000
                                                     ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

      In connection with the acquisition on March 28, 1998, by The Williams Companies, Inc. of MAPCO Inc., included herein are the supplemental consolidated financial statements of Williams Holdings of Delaware, Inc. (the "Company") for the three years ended December 31, 1997, and related report of its independent auditors and a copy of the Annual Report on Form 10-K of MAPCO Inc. for the year ended December 31, 1997.

Item 7.  Financial Statements and Exhibits.

      The Company files the following exhibits as part of this Report:

      Exhibit 23(a).    Consent of Independent Auditors, Ernst & Young LLP

      Exhibit 23(b).    Consent of Independent Auditors, Deloitte & Touche LLP

      Exhibit 99(a). The Company's Supplemental Consolidated Financial Statements for the three years ended December 31, 1997

      Exhibit 99(b).    Opinion of Independent Auditors, Deloitte & Touche LLP

      Exhibit 99(c).    Annual Report on Form 10-K for MAPCO Inc. for the year
            ended December 31, 1997 (incorporated by reference the filing by
            MAPCO Inc. of its Annual Report on Form 10-K of MAPCO Inc. for the
            fiscal year ended December 31, 1997, filed March 4, 1998,
            Commission File No. 1-5254).
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           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          WILLIAMS HOLDINGS OF DELAWARE, INC.




Date: April 29, 1998                      /s/ GARY R. BELITZ
                                          ------------------------------------
                                          Name:  Gary R. Belitz
                                          Title: Controller and
                                                 Chief Accounting Officer


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                              INDEX TO EXHIBITS

            EXHIBIT NO.                     DESCRIPTION
            -----------                     -----------
           Exhibit 23(a).         Consent of Independent Auditors, Ernst &
                Young LLP

           Exhibit 23(b).         Consent of Independent Auditors, Deloitte &
                Touche LLP

           Exhibit 99(a).         The Company's Supplemental Consolidated
                Financial Statements for the three years ended December 31, 1997

           Exhibit 99(b).         Opinion of Independent Auditors, Deloitte &
                Touche LLP

           Exhibit 99(c). Annual Report on Form 10-K for MAPCO Inc. for the year ended December 31, 1997 (incorporating by reference the filing by MAPCO Inc. of its Annual Report on Form 10-K of MAPCO
                Inc. for the fiscal year ended December 31, 1997, filed March 4, 1998, Commission File No. 1-5254).